SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

America West Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12649	86-0847214
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

America West Airlines, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	(c)	Exhibits

Exhibit Number	Description

99.1	Press release, dated April 23, 2003.

ITEM 9.	REGULATION FD DISCLOSURE.

     In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 – Results of Operations and Financial Condition. This information and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 23, 2003, America West Holdings Corporation (the “Company”), parent company of America West Airlines, Inc., announced via press release the Company’s results for its first quarter ended March 31, 2003 and conducted a publicly-available conference call discussing those results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, America West Holdings Corporation and America West Airlines, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated: April 23, 2003	By:	/s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer

AMERICA WEST AIRLINES, INC.

Dated: April 23, 2003	By:	/s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer

2.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 23, 2003.